UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2012

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 3, 2012, Gaiam, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing that on March 28, 2012 the Company’s subsidiary Gaiam Americas, Inc. completed the acquisition of VE Newco, LLC (“Target”), a subsidiary of Universal Music Group Distribution, Corp.

Pursuant to the disclosures set forth in Item 9.01(a) and (b) of the Current Report on Form 8-K filed on April 3, 2012, the Company hereby amends Item 9.01(a) and (b) in order to include the financial statements of Target and the Company’s pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Vivendi Entertainment, A Division of Universal Music Group Distribution, Corp., at and for the Fiscal Year Ended December 24, 2011 are filed herewith as Exhibit 99.1.

(b) Unaudited Pro Forma Financial Information.

The Unaudited Pro Forma Consolidated Statement of Operations of the Company and Target for the Fiscal Year Ended December 31, 2011 is filed herewith as Exhibit 99.2.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC.

99.1	Audited financial statements of Vivendi Entertainment, A Division of Universal Music Group Distribution, Corp., at and for the Fiscal Year Ended December 24, 2011.

99.2	Unaudited Pro Forma Consolidated Statement of Operations of Gaiam, Inc. and VE Newco, LLC for the Fiscal Year Ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ Stephen J. Thomas
Name: Stephen J. Thomas
Title: Chief Financial Officer

Date: June 13, 2012

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC.

99.1	Audited financial statements of Vivendi Entertainment, A Division of Universal Music Group Distribution, Corp., at and for the Fiscal Year Ended December 24, 2011.

99.2	Unaudited Pro Forma Consolidated Statement of Operations of Gaiam, Inc. and VE Newco, LLC for the Fiscal Year Ended December 31, 2011.